Exhibit 10.3.1

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("*****"), and the omitted text has been filed separately with the Securities and Exchange Commission.

                               EXECUTED AGREEMENT

                                                                       T70309257



                                AGREEMENT BETWEEN

                              ANDRITA STUDIOS, INC.

                                       AND

                               LORAL SKYNET(R)(1)

                     CONCERNING SKYNET SPACE SEGMENT SERVICE

This Agreement is made this 20th day of November, 2003 by and between Andrita Studios, Inc., a corporation organized and existing under the laws of the State of California, and having its place of business at 3030 Andrita St., Los Angeles, CA 90065 (hereinafter referred to as "CUSTOMER", which expression shall include its successors and permitted assigns), and Loral Skynet, a division of Loral SpaceCom Corporation, a corporation organized and existing under the laws of the State of Delaware, and having a place of business at 500 Hills Drive, Bedminster, New Jersey 07921 (hereinafter referred to as "SKYNET", which expression shall include its successors and permitted assigns).

                                   WITNESSETH:

WHEREAS, SKYNET has satellite capacity available on its Telstar 7 satellite for the purpose of providing service to customers on such satellite; and

WHEREAS, CUSTOMER desires to obtain C-Band space segment capacity service on the Telstar 7 satellite;

NOW, THEREFORE, CUSTOMER and SKYNET, in consideration of the mutual covenants expressed herein, agree as follows:

1.    SKYNET SERVICES

      1.1 SKYNET offers and CUSTOMER hereby orders satellite space segment service from October 27, 2003 through and including December 31, 2006, with an option to extend for two (2) additional years. Such service consists of Non-Preemptible C-Band satellite space segment capacity, consisting of 18.0 MHz of total

----------
(1)   SKYNET and its logo are registered trademarks of Loral SpaceCom
      Corporation.

                            LORAL SKYNET PROPRIETARY

                                       Andrita Studios Service Description FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                     Page 2 of 4


            bandwidth allocation (bandwidth and associated power) on a full-time basis via the Telstar 7 satellite (the "Serving Satellite") along with Telemetry, Tracking and Control ("TT&C"), and maintenance of the satellite used to provide the space segment capacity (collectively, the "Service" or "Services").

      1.2 The Service is furnished to CUSTOMER subject to this Agreement, including terms and conditions set forth in the General Terms and Conditions, Exhibit A ("Performance Parameters"), and Exhibit B ("Satellite Access Procedures") attached hereto and incorporated herein by reference.

2.    RATES AND TERM OF SERVICE

CUSTOMER shall pay a monthly rate for the Service as set forth in the following table:

                                                                Monthly Rate Per
Quantity     Service           Satellite         Term           Space Segment
--------------------------------------------------------------------------------
1 (one)      18.0 MHz          Telstar 7   10/27/03 - 12/31/03  *****
             Non-Preemptible   C-Band

1 (one)      18.0 MHz          Telstar 7   1/1/04 - 12/31/06    *****
             Non-Preemptible   C-Band

3.    SECURITY PAYMENT

      NONE REQUIRED

4.    PAYMENT INSTRUCTIONS

      Payment information is detailed in the payment instructions which accompany all SKYNET invoices. To ensure accuracy CUSTOMER should include with all payments its SKYNET account number and the invoice number for which payment is being made.

5.    OPTION TO EXTEND

      CUSTOMER has the option to extend Service for two additional years, under the same terms and conditions as expressed herein, with the exception that Service will not be provided at no charge during the first two months of any extended term. In order to exercise this option CUSTOMER must notify SKYNET, in writing, no later than the sixty (60) days prior to expiration of the current term of service.

6.    NOTICES

      All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by one party to the other party pursuant to this Agreement (except as otherwise specifically provided in this Agreement) shall be in writing and shall be delivered by confirmed facsimile, confirmed overnight mail, by hand or mailed by

                            LORAL SKYNET PROPRIETARY

                                       Andrita Studios Service Description FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                     Page 3 of 4


      first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

              If to CUSTOMER:          Andrita Studios, Inc.
                                       3030 Andrita St.
                                       Los Angeles, CA 90065
                                       Attention: Mr. William Tillson
                                       Phone: 323-344-4610
                                       Facsimile: 323-276-4500

              Billing Contact:         Same as Above

              (ii) If to SKYNET:       Loral Skynet
                                       500 Hills Drive
                                       Bedminster, NJ 07921
                                       Attention: Executive Vice President -
                                       Marketing, Sales and Client Services
                                       Phone: 908-470-2308
                                       Facsimile: 908-470-2459

              Copy to:                 Loral Skynet
                                       500 Hills Drive
                                       Bedminster, NJ 07921
                                       Attention: Director, Contract Management
                                       Phone: 908-470-2375
                                       Facsimile: 908-470-2453

      Either party may designate by notice in writing a new address or addressee, to which any notice, demand, request, or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication shall be deemed sufficiently given, served or sent for all purposes three (3) days after depositing such notice in the United States Mail, or one (1) day after delivery to a nationally recognized overnight courier for overnight delivery if such notice is properly addressed and the appropriate fee is prepaid, and the same day as hand delivered or faxed with confirmation.

7.    ENTIRE AGREEMENT

      This Agreement, along with written documents incorporated herein by reference, constitutes the entire agreement between CUSTOMER and SKYNET relative to the Service, and this Agreement can be altered, amended or revoked only by an instrument in writing signed by authorized representatives of both CUSTOMER and SKYNET. CUSTOMER and SKYNET agree hereby that any prior or contemporaneous oral and written agreements between and among themselves and their agents and representatives relative to the subject of this Agreement are superseded and replaced by this Agreement.

                            LORAL SKYNET PROPRIETARY

                                       Andrita Studios Service Description FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                     Page 4 of 4


      Any provision of this Agreement found to be unenforceable or invalid by a court of competent jurisdiction shall in no way affect the validity or enforceability of any other provision except that if such invalid or unenforceable provision provided a material benefit to a party hereto, such party shall have the right to terminate the Agreement without liability to the other. Each party represents that it has caused this Agreement to be executed on its behalf by a representative empowered to bind that party with respect to the undertaking or obligations contained herein.

      IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the day and year first above written, and agree to the terms and conditions set forth herein.

ANDRITA STUDIOS, INC.                       LORAL SKYNET, A DIVISION OF
                                            LORAL SPACECOM CORPORATION


By: /s/ Alexandra Shepard                   By: /s/ Sandra James
   ----------------------                       ----------------

Print:Alexandra Shepard                     Print: Sandra James
      -----------------                           -------------

Title:SVP                                   Title: Director, Contract Management
      ---                                         ------------------------------

Date:11-25-03                               Date: 1 Dec 03
     --------                                    ---------

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                    Page 1 of 19


                                     GENERAL

                              TERMS AND CONDITIONS
                                     OF THE
                                AGREEMENT BETWEEN
                                    CUSTOMER
                                       AND
                                  LORAL SKYNET
               CONCERNING SKYNET(R) LEASED SPACE SEGMENT CAPACITY
                        FOR TELSTAR CHANNELIZED SERVICES

1.    WARRANTY EXCLUSIONS

SKYNET WARRANTS TO CUSTOMER THAT SKYNET WILL PERFORM THE SERVICES DEFINED HEREIN IN ACCORDANCE WITH GENERALLY ACCEPTED INDUSTRY STANDARDS AND IN ACCORDANCE WITH THE PERFORMANCE PARAMETERS ATTACHED HERETO AS EXHIBIT A. SUBJECT TO THE ABOVE, SKYNET, ITS PARENT, THEIR SUBSIDIARIES AND THEIR AFFILIATES, SUBCONTRACTORS AND SUPPLIERS MAKE NO WARRANTY, EXPRESS OR IMPLIED, REGARDING THE PERFORMANCE OF THE SERVICE, AND SPECIFICALLY DISCLAIM ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

2.    PAYMENT OF CHARGES

Service charges begin on the first day Service starts pursuant to Section 1 of the Service Description (SKYNET SERVICES) and continue through the last day Service is provided. For Partial-month Service, SKYNET calculates daily rates using a thirty (30) day month and bills customers in one (1) day increments for each day Service is provided. If Service is provided for any part of a day (beginning and ending as determined by Eastern Standard / Daylight Savings
Time), a full day's payment will be charged. Service charges are billed to the CUSTOMER before or during the first week of each month in which Service is provided to the CUSTOMER or as soon as is practicable following the start of Service in the event Service begins at some time other than the first day of the month. Payment for Service is due from CUSTOMER to SKYNET as specified on SKYNET's invoices. For a full calendar month of Service, payment is due no later than the first day of the following month. Service may be discontinued for nonpayment of a bill fifteen (15) days beyond notice from SKYNET to CUSTOMER of payment past due. All payments by CUSTOMER to SKYNET shall be: (i) made in U.S. dollars, and (ii) shall be considered paid upon receipt of collected funds by SKYNET. Any and all fees associated with the payment of the bill are the responsibility of the CUSTOMER.

Form TC/SR-04                                                     Rev. G 8/04/03

----------------------------------------------------------------------------
SKYNET and its logo are registered trademarks of Loral SpaceCom Corporation.

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                    Page 2 of 19


      2.1   SECURITY PAYMENT

To safeguard its interests, SKYNET may require customers to remit a security payment. The amount of the security payment and the date due are as specified in
Section 3 of the Service Description (SECURITY PAYMENT). During the term of this Agreement, additional security payment may be required, at SKYNET's discretion, based on CUSTOMER's payment history and/or increases in the amount of capacity provided under this Agreement. In the event SKYNET requires additional security payment, the amount of such additional security payment shall be due and payable on or before the date specified on the invoice for such additional security payment. Remittance of security payment does not relieve CUSTOMER of the responsibility for the prompt payment of bills upon presentation. All security payments paid pursuant to this Agreement will be held as a guarantee for the payment of any and all charges due hereunder and shall be applied to customer's final bill(s). Any security payment remaining after such application will be refunded to CUSTOMER upon the expiration or earlier termination of this Agreement. Failure to remit a required security payment, including but not limited to any additional security deposit required after the effective date of this Agreement, in a timely manner shall be considered a material breach of this Agreement.

3.    INTEREST ON LATE PAYMENTS

Any late payments by CUSTOMER of amounts due and payable hereunder (including, but not limited to, specified payments, damages, and indemnification) to SKYNET shall be with interest at the rate of eighteen percent (18%) per annum, or the highest legally permissible rate of interest, whichever is lower, and all interest or discounting shall be compounded on a monthly basis. Such late payments, including interest, shall be payable with the amount due and calculated from the date payment was due until the date it is received by SKYNET.

4.    TAXES

      4.1 CUSTOMER shall be financially responsible for, and shall pay, all Taxes (as defined below) imposed on, or otherwise related or attributable to, the Services or amounts payable by CUSTOMER to SKYNET pursuant to this Agreement, whether or not any such Taxes are actually charged or separately stated by SKYNET.

      4.2 For purposes of this Paragraph 4, the term "Tax" or "Taxes" shall mean all federal, state, local, foreign, tribal or provincial taxes, charges, fees, levies, imposts, duties, tariffs, surcharges, or other assessments, including, without limitation, sales, use, transfer, gross receipts, excise, withholding, Universal Service Fund assessments or any similar charges or assessments, value added, goods and services, government and/or signatory "mark-up" on space segment, and all taxes, charges, fees, levies, imposts, duties, tariffs, surcharges, or other assessments placed by, or replacing, any of the above, or other tax or governmental fee of any kind whatsoever imposed by any governmental authority in connection with the Service, including any interest or penalties or additions thereto, whether disputed

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                    Page 3 of 19


            or not, provided, however, that the term Tax or Taxes shall not include any taxes imposed on SKYNET's net income.

      4.3 CUSTOMER shall provide SKYNET with all applicable certificates of waiver, exemption, relief, or other reasonably satisfactory evidence of waiver, exemption or relief that may be required by any federal, state, local or foreign Tax authority pursuant to which SKYNET would be relieved of its obligation to charge CUSTOMER Tax in connection with this Agreement.

      4.4 Taxes will be separately stated on CUSTOMER's invoice or statement of account. CUSTOMER may in good faith and by appropriate legal proceedings contest the validity, applicability or amount of any Taxes assessed or levied under the foregoing provisions, and SKYNET agrees to cooperate with CUSTOMER in any such contest and will permit CUSTOMER to contest the same at CUSTOMER's cost and expense. If any Taxes increase the CUSTOMER's annual cost of the Service provided hereunder by more than twenty-five percent (25%), the CUSTOMER may terminate the Service upon not less than thirty (30) days written notice to SKYNET. Any notice of termination must be delivered no more than thirty (30) days after CUSTOMER has been notified of the imposition of such Taxes that will result in increasing the CUSTOMER's annual cost of Service.

      4.5 Notwithstanding anything to the contrary contained in this Agreement, the nonpayment of any such contested Taxes by CUSTOMER in connection with such contest shall not be deemed a default hereunder until final determination (including appeals) in such contest and expiration of any date established for filing an appeal therein. CUSTOMER agrees to indemnify SKYNET for any interest or penalty assessed on Taxes finally adjudged to be due and owing by the appropriate local, state, or federal tax authority.

5.    TYPES OF SPACE SEGMENTS

FULLY PROTECTED SPACE SEGMENTS (If Applicable)

Except where the failure is caused directly and solely by the actions or inaction's of CUSTOMER not pursuant to directions of SKYNET, "Fully Protected" space segments, in the event of failure, shall be restored using spare equipment that may be available on the satellite at the time of failure, or on a comparable space segment on the same satellite, or on another SKYNET satellite then in orbit pursuant to Paragraph 7 ("RESTORATION OF A FULLY PROTECTED FAILED SPACE SEGMENT") hereof. Fully Protected space segments are Non-Preemptible and protected.

NON-PREEMPTIBLE / NON-PROTECTED SPACE SEGMENTS (If Applicable)

"Non-Preemptible" space segments are not protected in the event of failure, and are not subject to preemption (Non-Preemptible) to restore any other customers protected service.

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                    Page 4 of 19


PREEMPTIBLE / NON-PROTECTED SPACE SEGMENTS (If Applicable)

"Preemptible" space segments are not protected in the event of failure. Preemptible space segments may be preempted on a permanent or temporary basis to restore protected service. If CUSTOMER continues to use any Preemptible space segment longer than five (5) minutes following notification or attempted notification by SKYNET of its preemption to restore a protected service, a Preemption Notification Charge shall apply at the rate of eleven hundred dollars ($1,100.00) per minute or each fraction thereof for each minute after such five
(5) minute period. For purposes of notification concerning preemption of any Preemptible space segment CUSTOMER shall specify, in writing to SKYNET prior to the start of Service provided under this Agreement, a telephone number or numbers where designated CUSTOMER personnel may be reached by SKYNET. Such contact telephone number(s) and CUSTOMER personnel shall remain in effect until further written notice is given, if ever, by CUSTOMER, changing the designated contact telephone number(s) and/or personnel. The five (5) minute notification period specified above shall begin to run from the time the telephone call is completed with the CUSTOMER representative or from the time of attempted notification of CUSTOMER if there is no answer at the CUSTOMER designated telephone number. Nothing in this Agreement shall prevent SKYNET from taking any action that is required by law to take in accordance with the provisions of
Section 706 of the Communications Act of 1934, as amended, 47 U.S.C. 606 if Preemptible Service is temporarily preempted CUSTOMER will be credited for the period of interrupted service as follows. The effective rate of each Preemptible space segment for the purpose of calculating credit due to preemption shall be the monthly rate of the space segment divided by the number of space segments being furnished at that time. The actual amount credited shall be pro rated based on the actual time CUSTOMER is without the space segment Service. Notwithstanding anything in this Agreement, to the extent CUSTOMER does not comply with any permitted preemption, SKYNET shall have the right to prevent CUSTOMER's use of the preempted Service, including SKYNET's right to deny, temporarily suspend, or terminate the Service permanently without further notice.

6.    SPACE SEGMENT INTERRUPTION OR FAILURE

      6.1 Interruption - for the purpose of this Agreement; (i) an interruption ("Interruption") shall be defined as any period during which a space segment fails to meet the Performance Parameters set forth in Exhibit A ("PERFORMANCE PARAMETERS") attached hereto and incorporated by reference, as measured by SKYNET at its earth station in Hawley, Pennsylvania, such that the space segment is precluded from being used for its intended commercial purpose.

      6.2 Failure - for the purpose of this Agreement a failure ("Failure") shall be defined as any of the following:

            a) the inability, for any period of sixty (60) consecutive minutes, to pass signals through a space segment when it is illuminated with any authorized transmitted carrier, or

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                    Page 5 of 19


            b) an Interruption for any period of twenty-four (24) consecutive hours.

            c) ten (10) or more Interruptions of at least one (1) minute or longer per occurrence within any period of thirty (30) consecutive days

For purposes of this Paragraph 6 ("SPACE SEGMENT INTERRUPTION OR FAILURE"), measurement of periods of Interruption or Failure shall commence only upon CUSTOMER's written or verbal notification to SKYNET's Hawley earth station and CUSTOMER having vacated its signal from the affected space segment to permit SKYNET's verification of the existence of the Interruption or Failure.

7.    RESTORATION OF A FAILED SPACE SEGMENT

FULLY PROTECTED SPACE SEGMENT (If Applicable)

In the event any Fully Protected space segment provided hereunder fails, pursuant to Paragraph 6 ("SPACE SEGMENT INTERRUPTION OR FAILURE") above, and if SKYNET is unable to restore Service on the affected space segment by switching in spare equipment that may be available on the satellite at the time of such failure, then SKYNET shall restore such Service either (1) on a space segment of the same frequency band, having the same bandwidth and the equivalent power as the failed space segment, on the same satellite or (2) on a space segment of the same frequency band, having the same or greater bandwidth, the same or different power, the same or greater EIRP, and substantially equivalent domestic footprint, but no less than the same number of States included in the failed transponder footprint, on another SKYNET satellite then in orbit. Such space segment will then become the Fully Protected space segment.

NON-PROTECTED SPACE SEGMENT (If Applicable)

In the event any non-protected space segment provided hereunder fails pursuant to Paragraph 6 ("SPACE SEGMENT INTERRUPTION OR FAILURE") hereof SKYNET may, in the sole discretion attempt to restore Service of the affected space segment using spare equipment on the satellite. If SKYNET is unable to restore Service on the affected space segment by switching in spare equipment that may be available on the satellite at the time of such failure, then SKYNET may, in its sole discretion, offer to restore the Service on an available space segment of the same frequency band, having the same bandwidth and the same or different power as the failed space segment, on the same satellite or on another SKYNET satellite then in orbit. Such space segment will then become the non-protected space segment; provided however, if SKYNET offers to restore the affected space segment Service on a satellite other than the satellite on which the failed space segment was provided, then CUSTOMER may reject Service on such space segment with notice to SKYNET within twenty-four (24) hours of SKYNET having offered such space segment to CUSTOMER. If SKYNET does not attempt to or restore Service, or CUSTOMER rejects all as provided for in this Paragraph 7 ("RESTORATION OF A NON-PROTECTED FAILED SPACE SEGMENT") such service on the affected space segment(s) will terminate as of the moment of the failure.

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                    Page 6 of 19


8.    USE OF THE SERVICE

The monthly rate as set forth in Section 2 ("RATES AND TERM OF SERVICE") of the Service Description includes management for the uplink of carriers to the space segment(s) provided hereunder for CUSTOMER's initial loading plan ("Initial Loading Plan"). If CUSTOMER desires to transmit to CUSTOMER's space segment in any manner different ("Different Loading Plan") than its Initial Loading Plan, then the following conditions shall apply: (i) SKYNET shall coordinate such proposed Different Loading Plan to determine if its use could reasonably be expected to result in either intrasatellite or intersatellite interference, and,
(ii) based on the results of such coordination, SKYNET shall either authorize or reject, the use of such proposed Different Loading Plan, in a timely fashion, in writing to CUSTOMER. Such authorization shall not be unreasonably withheld.

      (i) If the Different Loading Plan involves digital carriers, whose uplink and downlink spectral densities are the same as in the initial loading plan, then CUSTOMER shall provide the Different Loading Plan to SKYNET, no later than fourteen (14) days prior to the start date of such Different Loading Plan, identifying its characteristics, and

      (ii) If the Different Loading Plan involves the addition of or changes to analog carriers or the addition of digital carriers whose uplink and downlink spectral densities are different than what is in the initial loading plan, then CUSTOMER shall provide a written request to SKYNET, no less than sixty (60) days prior to the desired start date of such Different Loading Plan, identifying the characteristics, and the desired start date of such Different Loading Plan.

      (iii) Notwithstanding anything in this Agreement to the contrary, CUSTOMER may obtain SKYNET's authorization for more than one Different Loading Plan for any space segment provided hereunder, for any period of time, during the term of this Agreement.

      (iv) In the event that CUSTOMER uplinks to any space segment in any manner different from that authorized by SKYNET ("Unauthorized Loading Plan") pursuant to either its Initial Loading Plan or any other authorized Different Loading Plan for the affected space segment, whether analog or digital, SKYNET may, in its sole discretion, require CUSTOMER to discontinue the use of such Unauthorized Loading Plan until such time as SKYNET authorizes the use of such uplink such that it becomes a Different Loading Plan pursuant to the provisions of this Agreement, including by way of illustration and not of limitation, Paragraph 8 hereof ("USE OF THE SERVICE).

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                    Page 7 of 19


9.    LIMITATION OF LIABILITY

      9.1 SKYNET'S LIABILITY, IF ANY, FOR ITS WILLFUL MISCONDUCT IS NOT LIMITED BY THE AGREEMENT. WITH RESPECT TO ANY CLAIM OR SUIT, BY CUSTOMER OR BY ANY OTHERS, FOR DAMAGES ASSOCIATED WITH THE INSTALLATION, PROVISION, TERMINATION, MAINTENANCE, REPAIR OR RESTORATION OF SERVICE, AND SUBJECT TO PARAGRAPHS 9.2. AND 9.5. FOLLOWING, SKYNET'S LIABILITY IF ANY SHALL NOT EXCEED AN AMOUNT EQUAL TO THE PROPORTIONATE CHARGE PROVIDED FOR UNDER THIS AGREEMENT FOR THE SERVICE FOR THE PERIOD DURING WHICH THE SERVICE WAS AFFECTED, BUT IN NO CASE SHALL EXCEED AN AMOUNT EQUAL TO THREE (3) TIMES THE APPLICABLE MONTHLY RATE FOR THE AFFECTED SERVICE. THIS LIABILITY FOR DAMAGES SHALL BE IN ADDITION TO ANY AMOUNTS THAT MAY OTHERWISE BE DUE CUSTOMER UNDER THIS AGREEMENT AS A CREDIT ALLOWANCE FOR INTERRUPTIONS DESCRIBED HEREIN.

      9.2 SKYNET IS NOT LIABLE FOR DAMAGES ASSOCIATED WITH SERVICE, SPACE SEGMENTS, OR EQUIPMENT, WHICH IT DOES NOT FURNISH.

      9.3 SKYNET, ITS PARENT, THEIR SUBSIDIARIES AND AFFILIATES, AND THE DIRECTORS, EMPLOYEES, AGENTS AND SUBCONTRACTORS OF ALL OF THEM, SHALL BE INDEMNIFIED, DEFENDED, AND HELD HARMLESS BY CUSTOMER AGAINST ALL CLAIMS, LOSSES, OR DAMAGES RESULTING FROM THE USE OF SERVICES FURNISHED PURSUANT TO THIS AGREEMENT, INVOLVING:

            9.3.1 CLAIMS FOR LIBEL, SLANDER, INVASION OF PRIVACY, INFRINGEMENT
                  OF COPYRIGHT, OR ANY CLAIM BASED ON THE CONTENT OF ANY TRANSMISSION ARISING FROM ANY COMMUNICATION;

            9.3.2 CLAIMS FOR PATENT INFRINGEMENT ARISING FROM COMBINING OR USING
                  THE SERVICE FURNISHED BY SKYNET IN CONNECTION WITH FACILITIES OR EQUIPMENT FURNISHED BY OTHERS; OR

            9.3.3 ALL OTHER CLAIMS ARISING OUT OF ANY ACT OR OMISSION OF OTHERS
                  RELATING TO SERVICES PROVIDED PURSUANT TO THIS AGREEMENT.

      9.4 NO LICENSE UNDER PATENTS (OTHER THAN THE LIMITED LICENSE TO USE) IS GRANTED BY SKYNET OR SHALL BE IMPLIED OR ARISE BY ESTOPPEL, WITH RESPECT TO ANY SERVICE OFFERED UNDER

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                    Page 8 of 19


            THIS AGREEMENT. SKYNET WILL DEFEND CUSTOMER AGAINST CLAIMS OF PATENT INFRINGEMENT ARISING SOLELY FROM THE USE BY CUSTOMER OF SERVICES OFFERED UNDER THIS AGREEMENT AND WILL INDEMNIFY CUSTOMER FOR ANY DAMAGES AWARDED BASED SOLELY ON SUCH CLAIMS.

      9.5 SUBJECT TO THE PROVISIONS OF PARAGRAPH 11 OF THESE GENERAL TERMS AND CONDITIONS ("CREDIT ALLOWANCES"), SKYNET'S FAILURE TO PROVIDE OR MAINTAIN SERVICES UNDER THIS AGREEMENT SHALL BE EXCUSED BY LABOR DIFFICULTIES; LAWS, REGULATIONS, ORDERS, OR OTHER ACTIONS OR INACTIONS OF ANY GOVERNMENTAL AUTHORITY; CIVIL COMMOTIONS; ACTS OF GOD EXTERNAL INTERFERENCE AND OTHER CIRCUMSTANCES BEYOND SKYNET'S REASONABLE CONTROL. EACH SUCH EVENT SHALL CONSTITUTE A FORCE MAJEURE.

      9.6 NOTWITHSTANDING ANYTHING TO THE CONTRARY, SKYNET SHALL NOT BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS, SAVINGS OR REVENUES OF ANY KIND, WHETHER OR NOT SKYNET HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.   INTER-PARTY WAIVER OF THIRD PARTY LIABILITY

CUSTOMER, on behalf of itself and its officers, employees, affiliates, agents, insurers, owners and customers, agrees to accept the inter-party waiver and related indemnity provisions required by the applicable "Launch Services Agreement", which is defined as the contract between the satellite manufacturer and the launch service provider for the launch of any satellite(s) contemplated by this Agreement and modified so as to apply to the CUSTOMER and the launch services provider. Copies of these provisions will be furnished to the CUSTOMER for review prior to and upon execution of a Launch Services Agreement for any such satellite. SKYNET likewise, on behalf of itself and its officers, employees, affiliates, agents, insurers, owners and customers, agrees to accept the inter-party waiver and related indemnity provisions required by the applicable Launch Services Agreement for a launch of any satellite(s) contemplated by this Agreement and modified so as to apply to SKYNET and the launch services provider. In no event shall such inter-party waiver and related indemnity provisions have any effect on the rights, obligations and liabilities of and between CUSTOMER and SKYNET under this Agreement.

11.   CREDIT ALLOWANCES

Credit allowances, may be given to CUSTOMER for Interruptions and/or Failures as defined in Paragraph 6 ("SPACE SEGMENT INTERRUPTION OR FAILURE") above. These credit allowances will be applied against amounts not yet paid or in the event of such interruption or failure during the final month of Service will result in a refund equal to the amount of the credit allowance. An Interruption or Failure period begins when CUSTOMER reports the Service to a

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                    Page 9 of 19


space segment to be interrupted or failed and releases the affected space segment for testing and repair. An Interruption or Failure period ends when the affected space segment is operative. If CUSTOMER reports a space segment to be interrupted or failed but declines to release it for testing and repair, it is considered to be impaired, but not interrupted or failed. An impaired Service is one which the customer has chosen to operate and as such is not entitled to any service or billing credit for the period of time CUSTOMER is using the impaired Service. All credit allowances are calculated on the basis of a thirty (30) day month, not on the actual number of days in a given month. Credit allowances are given for each incidence of Interruption or Failure of more than thirty (30) minutes and are given in one (1) minute increments. Specific one minute Credit Allowances will be calculated based on the monthly charge for the affected space segment. Credit Allowances will not be given for Interruptions or Failures that are a result of any of the following reasons:

      (1) Interruptions or Failures caused by the action or failure to act of CUSTOMER or others authorized by CUSTOMER to use the affected space segment, not pursuant to the directions of SKYNET.

      (2) Interruptions or Failures during periods when CUSTOMER elects not to release the affected space segment for testing.

      (3) Interruptions or Failures due to the effects of sun transit on receiving earth stations.

      (4) Interruptions or failures due to service affecting atmospheric conditions.

12.   CONTENT OF TRANSMISSIONS

CUSTOMER is solely responsible for the content of transmissions using the space segment.

13.   SCRAMBLING

Prior to commencing use of the Service provided under this Agreement, CUSTOMER, at its expense, shall provide SKYNET with any unscrambling devices that may be required for signal monitoring. CUSTOMER shall not use, or allow the use of, the Service provided hereunder for distribution of program material of a sexual or adult-oriented nature, to television viewers unless the programming is scrambled such that television viewers can receive the programming only through the use of an unscrambler authorized by CUSTOMER or CUSTOMER's authorized agent.

14.   REFUSAL OF SERVICE

SKYNET may terminate, prevent or restrict any communications using the Service provided hereunder as a means of transmission if such actions (1) are undertaken at the direction of a governmental agency with colorable jurisdiction (including the Federal Communications Commission) or (2) are taken subsequent to the institution against SKYNET or any of its

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                   Page 10 of 19


permitted assignees, any legal entity affiliated with any of them, or any of the directors, officers, agents or employees of them, of criminal or administrative proceedings or investigations based upon the content of such communications, other than civil proceedings or (3) are taken as a result of a judgment on the merits against CUSTOMER or any permitted assignee of CUSTOMER, of criminal liability based upon the content of such communications. SKYNET will not terminate, prevent or restrict CUSTOMER's transmissions pursuant to such clause if, promptly upon notification by SKYNET of the institution of such proceedings or investigations, CUSTOMER is able to satisfy SKYNET, subject to SKYNET's sole and reasonable discretion, that within forty-eight (48) hours the aforementioned proceedings will be resolved to SKYNET's satisfaction or the relevant transmissions will terminate in the relevant jurisdiction and that they will not re-occur in the relevant jurisdiction. Nothing in this Paragraph shall affect any other term or condition hereof including without limitation any obligation under Paragraph 9 (LIMITATION OF LIABILITY) or any obligation to pay the rates in Section 2 (RATES AND TERM OF SERVICE) of the Service Description throughout its period.

15.   ASSIGNMENT / RESALE

      15.1  ASSIGNMENT

      CUSTOMER  acknowledges  and agrees  that  notwithstanding  anything to the contrary contained in this Agreement, CUSTOMER shall not transfer or assign any of its rights or obligations under this Agreement to any third parties without SKYNET's consent, which shall not be unreasonably withheld. SKYNET and CUSTOMER expressly shall have the right to assign this Agreement including its rights, duties and obligations hereunder, to its parent corporation or any present or future affiliate or subsidiary of SKYNET or CUSTOMER, or in connection with the merger or acquisition of their business.

      15.2  RESALE

      To the extent not otherwise prohibited by rule, regulation, or law, in the event CUSTOMER desires to publicly advertise or market all or any part of the Service to a third party, CUSTOMER shall notify SKYNET in writing no less than thirty (30) days prior to commencing any such advertising or marketing. In addition, to the extent not otherwise prohibited by rule, regulation, or law, in the event CUSTOMER desires to resell all or any part of the Service to a third party, CUSTOMER shall notify SKYNET in writing no less than thirty (30) days prior to the scheduled date of any such resale that CUSTOMER has an agreement to permit a third party to use all or any part of the Service. SKYNET shall notify CUSTOMER in writing within fifteen (15) days of receipt of the aforementioned notification, advising CUSTOMER of SKYNET's decision to either allow the advertising, marketing, or resale, as the case may be, or not to allow the advertising, marketing, or resale. SKYNET's consent to the above activities shall not be unreasonably withheld CUSTOMER shall be solely responsible for any permitted resale and shall indemnify and hold SKYNET harmless from any claim or liability for damages made by any third party in connection with such resale.

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                   Page 11 of 19


      To the extent CUSTOMER obtains a premium for the assignment or resale of this Agreement or capacity under this Agreement, CUSTOMER shall pay SKYNET fifty percent (50%) of CUSTOMER's net receipts for such premium after deducting any service charges paid by CUSTOMER for SKYNET Services provided during months in which the Service provided under this Agreement was not utilized by CUSTOMER or CUSTOMER's end-users.

16.   NON-INTERFERENCE

CUSTOMER's radio transmissions (and those of its uplinking agents) to the satellite shall comply, in all material respects, with all governmental (whether national, international, federal, state, municipal, or otherwise) statutes, laws, rules, regulations, ordinances, codes, directives and orders, of any such governmental agency, body, or court (collectively "Laws") applicable to it regarding the operation of the satellite, transponder, space segment, and any backup satellite, transponder or space segments to which CUSTOMER is given access pursuant to this Agreement. CUSTOMER shall not interfere with the use of other transponders on board, or cause harm to the satellite, or any back-up satellites that the CUSTOMER is given access pursuant to this Agreement. Further, CUSTOMER will coordinate with (and will require its uplinking agents to coordinate with) SKYNET, in accordance with procedures reasonably established by SKYNET and uniformly applied to all users of space segments on the satellite, its transmissions to the satellite, so as to minimize adjacent space segment and adjacent satellite interference. For purposes of this Paragraph 16, interference shall also mean acts or omissions, which cause a space segment to fail to meet its space segment performance parameters. Without limiting the generality of the foregoing, CUSTOMER (and its uplinking agents) shall comply with all FCC rules and regulations regarding use of automatic transmitter identification systems
(ATIS).

17.   IMPROPER ILLUMINATION

In the event improper illumination of any transponder provided under this Agreement is detected by SKYNET, CUSTOMER shall be notified and CUSTOMER shall take immediate corrective action to stop the improper illumination within five
(5) minutes of notification from SKYNET. A charge of eleven hundred ($1,100.00) dollars per minute will apply for improper illumination that continues beyond the five minute period after notification, or attempted notification if there is no answer at the telephone number provided by CUSTOMER. Furthermore, if immediate corrective action is not taken by CUSTOMER, SKYNET shall have the right to take immediate action to protect its services or its interests, including but not limited to suspending or terminating CUSTOMER's service on the affected transponder.

18.   GENERAL OBLIGATIONS

Nothing   contained  in  this  Agreement  shall  preclude  SKYNET  from  seeking injunctive relief to prevent a willful breach or to compel performance in the event of a willful failure to comply with this Agreement.

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                   Page 12 of 19


19.   TERMINATION

This Agreement may be terminated prior to the end of its term as follows:

      19.1 In the event of the breach of any of the material terms and conditions, representations and warranties contained herein, the non-breaching party may terminate upon written notice to the other with fifteen (15) days prior written notice citing the cause of such termination, which period may be used to cure.

      19.2 In the event that the satellite that the Service is intended to be provided on fails to reach and maintain a satisfactory orbit in the appropriate orbital position, or a failure by said satellite to go into satisfactory operation after achieving satisfactory orbit in the appropriate orbital position (any or all of the foregoing in this Paragraph 19.2 being referred to herein as a "Launch Failure"), either party may terminate this Agreement with written notice to the other party and neither party will have any further liability to the other party except for SKYNET's liability to refund to CUSTOMER any monies paid to SKYNET for Service not received.

20.   EARLY TERMINATION CHARGE

Subject to Paragraph 19 ("TERMINATION") hereof, no early termination date is provided under this Agreement. Therefore in the event CUSTOMER orders the discontinuance of Service effective on any date prior to the termination date set forth in Section 1 ("SKYNET SERVICES") of the Service Description, or if this Agreement is terminated by SKYNET due to CUSTOMER's breach with respect to the Service provided under this Agreement prior to the termination date set forth in Section 1 ("SKYNET SERVICES") of the Service Description, an early termination charge ("Early Termination Charge") shall apply as follows: The Early Termination Charge shall be an amount equal to the lesser of (i) the aggregate monthly rate then in effect for twelve (12) months of Service on the affected space segment(s) or (ii) the aggregate rate for Service through the term of service for the affected space segment(s). Early Termination Charges shall be due and payable upon receipt by CUSTOMER of an invoice for such charges. Early termination charges apply regardless of whether or not Service has begun and are in addition to any other rights SKYNET may have hereunder.

21.   CHANGES IN OPERATIONS OR PROCEDURES

Nothing herein shall be construed as preventing SKYNET from changing its operations, procedures or Satellite Access Procedures, provided that such changes are required: (i) to comply with changes mandated by any authorized government agency with jurisdiction, (ii) as a result of inter-satellite coordination (iii) to switch equipment as required to protect the health of the satellite, (iv) for transmission path component replacement, (v) to move the satellite for debris avoidance, (vi) for CUSTOMER application specific coordination changes or (vii) to modify uplink operation to protect the health of the satellite. SKYNET is not responsible to CUSTOMER if any such changes in
operations,   procedures,   or  Satellite  Access  Procedures  (I)

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                   Page 13 of 19


affects any facilities, CUSTOMER equipment or CUSTOMER communications system in any way, or (ii) requires their modification in order to be used with any transponder provided pursuant to this Agreement. However, if such changes can be reasonably expected to materially affect the operating or transmission characteristics of the Service, or render any CUSTOMER equipment or CUSTOMER communications system incompatible with the Service, SKYNET shall use reasonable efforts to provide adequate notice, in writing, to allow CUSTOMER an opportunity to maintain uninterrupted Service. However, if both parties agree that such changes would materially affect CUSTOMER's use of the Service, CUSTOMER with respect to monthly paid Service, shall have the right, at its option, within sixty (60) days after its receipt of notice of such change, and upon thirty (30) days notice to SKYNET, to terminate this Agreement without liability except for such Service as has already been rendered. Provided, however, if SKYNET eliminates such material effects within the thirty (30) days notice period, this Agreement will not terminate.

22.   SPACE SEGMENT ASSIGNMENT

Assignment of the specific space segments to be used for the Service remains the sole prerogative of SKYNET. During the term of this Agreement SKYNET shall have the right to change any of the transponder and / or satellite assignments, but shall do so only if there is an operational concern, interference caused by CUSTOMER, or, in order to protect the health of the satellite on which Service is being provided. If required, such assignment change shall be made with not less than thirty (30) days prior written notice to CUSTOMER. Upon the effectiveness of such assignment change, the CUSTOMER must vacate the previously occupied frequencies.

23.   FAILURE TO VACATE THE SERVING SATELLITE

Notwithstanding anything in this Agreement to the contrary, if, without SKYNET's written consent, CUSTOMER fails to cease transmission to or otherwise attempts to use any space segment/transponder Service provided hereunder at or after the expiration or sooner termination of such Service or of this Agreement, as applicable (an "Unauthorized Usage"), then in addition to all other rights and remedies available to SKYNET at law or equity or otherwise, CUSTOMER shall pay to SKYNET, not as a penalty but as liquidated damages, an amount equal to three
(3) times the prorated daily rate in effect at the time of the expiration/termination of the affected Service (i.e., the applicable monthly rate set forth herein for such Service divided by thirty (30) and then multiplied by three (3) for each day or partial day that CUSTOMER continues its Unauthorized Usage of such Service). Amounts assessed under this Paragraph shall be due and payable immediately upon receipt of SKYNET's written demand for such charges; payment shall be effected in the manner specified in Paragraph 2 (Payment of Charges). In addition, notwithstanding anything in this Agreement to the contrary, with respect to any claim or suit, by CUSTOMER or by any other(s), for damages associated with any action or inaction involving the installation, provision, termination, maintenance, repair, or restoration of Service during any period of CUSTOMER's Unauthorized Usage thereof, SKYNET shall have no liability whatsoever and CUSTOMER shall indemnify, hold harmless and defend SKYNET (at SKYNET's request) from and against any such damages. The obligations and agreements set forth in this clause only come into effect upon the expiration or sooner termination of this

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                   Page 14 of 19


Agreement and will survive the expiration, cancellation, or termination of this Agreement or any other related agreement.

24.   NO POSSESSORY INTEREST, BANKRUPTCY

CUSTOMER has, and will have, no possessory or other interest in the space segment(s) provided pursuant to this Agreement. CUSTOMER acknowledges that: (1) it has been advised of and fully understands the conditions and the consideration pursuant to which SKYNET provides and CUSTOMER accepts the Service and (2) the rates for the Service, as well as the termination charges as provided for in Paragraph 20 ("EARLY TERMINATION CHARGE") hereof, are fair and reasonable at the market on the date of commitment to the Service and the date of this Agreement. CUSTOMER recognizes that space segment space for the provision of the service contemplated under this Agreement is a commodity in limited supply and that those using full time space segment service, similar to the Service provided under this Agreement, usually enter into long-term commitments with service providers. Therefore, CUSTOMER understands that its acceptance of the Service precludes SKYNET from accepting any other customer for service on the space segment(s) being used to provide Service to CUSTOMER. Because of this, CUSTOMER concedes that a failure to fulfill CUSTOMER's obligations under this Agreement would irreparably harm SKYNET. Therefore, in the event of any bankruptcy or similar proceeding on the part of CUSTOMER, CUSTOMER agrees that it will petition any relevant court for prompt action to accept or reject this Agreement, and to authorize the scheduled payments in full, prior to resolution of matters affecting this Agreement.

25.   THIRD PARTY BENEFICIARIES / INDEPENDENT CONTRACTOR

Nothing herein contained shall be deemed or construed by either party hereto or by any third party to create any rights, obligations, or interests in any third party, or to create any association, partnership, joint venture, the relation of principal and agent, the relation of employer and employee, or any fiduciary relationship of any kind between the parties hereto, it being understood that SKYNET shall perform all services hereunder as an independent contractor.

26.   PUBLICITY AND ADVERTISING

      26.1 CUSTOMER shall not in any way or in any form publicize or advertise in any manner the fact that it is obtaining services from SKYNET pursuant to this Agreement, without the express written approval (which shall not be unreasonably withheld) of SKYNET, obtained in advance, for each item of such advertising or publicity. The foregoing prohibition shall include but not be limited to news releases, letters, correspondence, literature, promotional materials or displays of any nature or form. Each request for approval hereunder shall be submitted in writing to the representative designated in writing by SKYNET; and approval, in each instance, shall be effective only if in writing and signed by said representative. Notwithstanding the foregoing, CUSTOMER may refer to the fact that it is securing services from SKYNET without SKYNET's prior approval so

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                   Page 15 of 19


            long as such statements are limited to a statement of such fact and are not an endorsement of any product or service by SKYNET.

      26.2 SKYNET shall not in any way or in any form publicize or advertise in any manner the fact that it is providing services to CUSTOMER pursuant to this Agreement, without the express written approval (which shall not be unreasonably withheld) of CUSTOMER, obtained in advance, for each item of advertising or publicity. The foregoing prohibition shall include but not be limited to news releases, letters, correspondence, literature, promotional materials or displays of any nature or form. Each request for approval hereunder shall be submitted in writing to the representative designated in writing by CUSTOMER; and approval, in each instance, shall be effective only if in writing and signed by said representative. Nothing herein shall prevent SKYNET from providing the FCC or any other governmental agency, information concerning this Agreement as required by Law or in response to a request for information by such Governmental Agency. Notwithstanding the foregoing, SKYNET may refer to the fact that it is providing the Service to CUSTOMER without CUSTOMER's prior approval so long as such statements are limited to a statement of such fact and are not an endorsement of any product or service by CUSTOMER.

27.   CONFIDENTIALITY

      27.1 This Agreement shall be kept strictly confidential, except for disclosure: (i) to the extent required by the law or legal process, in which case the parties shall seek confidential treatment of the document and the information contained herein, (ii) as a part of normal accounting and/or auditing procedures, (iii) to each Party's parent company, or (iv) to investment bankers, to bona fide potential or actual lenders, and to a bona fide potential purchaser of the applicable business, provided any such party shall have agreed to keep this Agreement confidential pursuant to an agreement containing terms substantially similar to those in Paragraph 28 (NONDISCLOSURE OF INFORMATION).

      27.2 Notwithstanding anything to the contrary in this Agreement, either Party (and each employee, representative, or other agent of such Party) may disclose to any and all persons, without limitation of any kind, statements received (whether written or oral) related to the Tax Treatment and Tax Structure, as defined below, of this transaction or the transaction contemplated by this Agreement as well as all materials of any kind (including tax opinions and tax analyses) that are provided to either Party relating to such Tax Treatment or Tax Structure. For purposes of this Section, Tax Treatment is defined as the purported or claimed Federal income tax treatment of the transaction that may result from this Agreement and Tax Structure is limited to any fact that may be relevant to understanding the purported or claimed Federal income tax treatment of the transaction.

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                   Page 16 of 19


28.   NON-DISCLOSURE OF INFORMATION

      28.1 Each party to this Agreement may find it beneficial to disclose to the other party documentation or other information which the disclosing party considers proprietary ("Information"). Such Information may include but is not limited to, engineering, hardware, software or other technical information concerning the project or the SKYNET network, and financial, accounting or marketing reports, analysis, forecasts, predictions or projections relating to this project or the business of SKYNET or CUSTOMER generally.

      28.2 It is specifically understood and agreed that Information disclosed pursuant to this Agreement shall be considered proprietary either because 1) it has been developed internally by the disclosing party, or because 2) it has been received by the disclosing party subject to a continuing obligation to maintain the confidentiality of the Information.

      28.3 Information that is provided in a tangible form shall be marked in a manner to indicate that it is considered proprietary or otherwise subject to limited distributions provided herein. If the Information is provided orally, the disclosing party shall clearly identify it as being proprietary at the time of disclosure, and within five (5) working days of such disclosure, confirm the disclosure in writing to the other party. With respect to Information, the party to whom the Information is disclosed and its employees shall:

            a. hold the Information in confidence and protect it in accordance with the security regulations by which it protects its own proprietary or confidential information, which it does not wish to disclose;

            b.    restrict   disclosure  of  the  information  solely  to  those
                  employees with a need to know and not disclose it to any other persons;

            c. advise those employees of their obligations with respect to the information; and

            d. use the information only in connection with implementing this Agreement and in continuing discussions and negotiations between the parties concerning the service, except as may otherwise be agreed upon in writing.

      28.4 The party to whom Information is disclosed shall have no obligations to preserve the proprietary nature of any Information that:

            a. was previously known to it free of any obligations to keep it confidential;

            b. is disclosed to third parties by the disclosing party without restriction;

            c. is or becomes publicly available by other than unauthorized disclosure; or

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                   Page 17 of 19


            d.    is independently developed by the receiving party.

      28.5 The receiving party may disclose the Information pursuant to a court order or other governmental or regulatory compulsion provided that the disclosing party shall be given prompt notice of the receipt of such order or other compulsion.

      28.6 The receiving party agrees that all of its obligations undertaken under this non-disclosure agreement shall survive and continue after any termination of this Agreement.

The Information shall be deemed the property of the disclosing party and, upon request the other party will return all Information that is in tangible form to the disclosing party or destroy all such information.

29.   NO WAIVER / CUMULATIVE REMEDIES

No failure to exercise and no delay in exercising, on the part of any party, of any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

30.   GOVERNING LAW

This Agreement shall be governed by and construed under the laws of the State of New York, without giving effect to its conflict of law principles.

31.   SUCCESSION

This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.

32.   HEADINGS

The headings used throughout this Agreement are for convenience only and are not a part of this Agreement and shall have no effect upon the construction and interpretation of this Agreement.

33.   RETIREMENT OF SATELLITE

SKYNET shall be entitled to retire the serving satellite without liability (i) if fifty percent (50%) or more of the transponders on the satellite have failed or are unusable for any reason; (ii) in the event that the satellite's station-keeping fuel, required to meet + 0.05 degrees, becomes depleted to a level sufficient only to ensure removal of the serving satellite from its assigned orbital position; (iii) if required to do so by any governmental authority with appropriate jurisdiction; or (iv) if SKYNET reasonably determines that (ii) above can be delayed by moving such serving

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                   Page 18 of 19


satellite into an inclined orbit; or (v) if special circumstances require retirement, and such FCC authority as is required for retirement is obtained.

SKYNET will use all reasonable efforts to provide CUSTOMER written notice of a decision to retire the serving satellite prior to the expiration of this Agreement as far in advance of the date of retirement as circumstances allow. Upon retirement of the serving satellite, all subsequent performance obligations of the parties under this Agreement shall terminate.

Notwithstanding the foregoing, in the event of the retirement of a satellite the terms of Paragraph 7 of these General Terms and Conditions ("RESTORATION OF A FAILED SPACE SEGMENT") will apply.

34.   EXPORT CONTROL

The parties acknowledge and agree that SKYNET's obligation to provide certain products, information or services is subject to the laws, rules and regulations of the United States regarding export restrictions ("U.S. Export Laws"), including without limitation the ITAR, 22 CFR ss.ss. 120-130, and that the export of such products, information or services by SKYNET to Foreign Persons (as defined in the ITAR, ss. 120.16 and including CUSTOMER's employees, subsidiaries and affiliates) may be prohibited, limited or delayed without a proper export license. If required, CUSTOMER agrees to cooperate fully with SKYNET to obtain such a license. CUSTOMER will not use, distribute, transfer or transmit any products, information or services provided under this Agreement except in compliance with U.S. Export Laws. In no event shall SKYNET be obligated under this contract to provide access to or furnish any products, information or services to any person except in compliance with applicable U.S. Export laws, policies and license conditions, as construed by SKNYET. The obligations stated above in this clause will survive the expiration, cancellation or termination of this Agreement or any other related agreement.

35.   ARBITRATION

All disputes arising in connection with the present Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the American Arbitration Association ("AAA Rules") by one or more arbitrators appointed in accordance with said

AAA Rules. The arbitration shall take place in New York City, United States of America, and shall be conducted in English. The arbitrator shall apply the substantive (not the conflicts) law of the state specified in the choice of law provision set forth elsewhere in this Agreement. The arbitrator shall not limit, expand or modify the terms of this Agreement nor award damages in excess of compensatory damages, and each party waives any claim to such excess damages. The award shall be in United States dollars. Judgement upon the award rendered in the arbitration may be entered in any court having jurisdiction thereof. Each party shall bear its own expenses (including attorney's fees) and an equal share of the expenses of the arbitrator and the fees of the arbitration. Nothing in this Agreement shall be construed to preclude any party from seeking injunctive relief in order to protect its rights pending arbitration. A request by a party to a court for such injunctive relief shall not be deemed a waiver of the obligation to arbitrate.

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY

                                                 Andrita Studios T's & C's FINAL
                                                                       T70309257
                                                                        11/20/03
                                                                   Page 19 of 19


36.   COUNTERPARTS

This Agreement may be executed in two identical counterparts; and the signature of each party shall appear on each counterpart. Either counterpart shall constitute an original, binding version of this Agreement. Facsimile signatures shall be considered valid signatures as of the date hereof, although the original signature pages shall thereafter be appended to this Agreement.

Form TC/SR-04                                                     Rev. G 8/04/03

                            LORAL SKYNET PROPRIETARY